UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 1, 2018

NABRIVA THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37558	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25-28 North Wall Quay, IFSC, Dublin 1, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 816-6640

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2018 Employee Share Purchase Plan

At the Annual General Meeting of Shareholders (the “2018 AGM”) of Nabriva Therapeutics plc (the “Company”) held on August 1, 2018, the Company’s shareholders approved the adoption of the 2018 Employee Share Purchase Plan (the “2018 ESPP”), which had previously been adopted by the Company’s board of directors subject to shareholder approval.

A description of the material terms of the 2018 ESPP is set forth under the heading “Proposal 3 — To Approve the Adoption of Our 2018 Employee Share Purchase Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on June 19, 2018 (the “Proxy Statement”) and is incorporated herein by reference.  The description of the 2018 ESPP is qualified in its entirety by reference to the complete text of the 2018 ESPP, a copy of which is filed as Appendix A to the Proxy Statement and is incorporated herein by reference.

2017 Share Incentive Plan, as Amended

At the 2018 AGM, the Company’s shareholders also approved the adoption of an amendment to the Company’s 2017 Share Incentive Plan (the “2017 Plan” and as amended, the “Amended 2017 Plan”), which had previously been adopted by the Company’s board of directors subject to shareholder approval.  The only change to the 2017 Plan that is reflected in the Amended 2017 Plan is an increase of 550,000 to the number of shares with respect to which awards may be granted to any plan participant per fiscal year.

A description of the material terms of the Amended 2017 Plan is set forth under the heading “Proposal 4 — To Approve the Adoption of an Amendment to the Company’s 2017 Share Incentive Plan” in the Proxy Statement and is incorporated herein by reference.  The description of the Amended 2017 Plan is qualified in its entirety by reference to the complete text of the Amended 2017 Plan, a copy of which is filed as Appendix B to the Proxy Statement and is incorporated herein by reference.

Appointment of Theodore Schroeder as Director

Pursuant to the terms of the Employment Agreement dated July 23, 2018, by and between Nabriva Therapeutics US, Inc. and Theodore Schroeder, Mr. Schroeder was appointed to the Company’s board of directors effective immediately following the 2018 AGM, as previously disclosed on the Company’s Form 8-K, filed July 25, 2018.

Item 5.07           Submission of Matters to a Vote of Security Holders.

At the 2018 AGM, the Company’s shareholders voted on the following proposals:

(1)                                 The Company’s shareholders elected the following nominees to serve as directors until the 2019 Annual General Meeting of Shareholders.

Name	For	Against	Abstain	Broker Non-Votes
Daniel Burgess	18,139,968	891,445	26,355	14,982,179
Colin Broom, M.D.	18,917,433	114,173	26,162	14,982,179
Carrie Bourdow	18,912,480	119,733	25,555	14,982,179
Mark Corrigan, M.D.	18,914,464	116,790	26,514	14,982,179
Charles A. Rowland, Jr.	18,170,199	861,162	26,407	14,982,179
George H. Talbot, M.D.	18,807,344	129,765	120,659	14,982,179
Stephen Webster	18,174,827	856,427	26,514	14,982,179

(2)                                 The Company’s shareholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year and authorized, in a binding vote, the Company’s board of directors, acting through the audit committee, to set the independent registered public accounting firm’s remuneration.

For	Against	Abstain
32,151,627	1,725,909	162,411

(3)           The Company’s shareholders approved the adoption of the Company’s 2018 ESPP.

For	Against	Abstain	Broker Non-Votes
18,843,148	193,167	21,453	14,982,179

(4)           The Company’s shareholders approved the adoption of an amendment to the 2017 Plan.

For	Against	Abstain	Broker Non-Votes
18,372,115	664,989	20,664	14,982,179

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1

2018 Employee Share Purchase Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on June 19, 2018).

99.2

2017 Share Incentive Plan, as Amended (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on June 19, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABRIVA THERAPEUTICS PLC

Date: August 7, 2018	By:	/s/ Gary Sender
Gary Sender
Chief Financial Officer